Exhibit 10.3

Execution Copy

REVOLVING EXTENSION AGREEMENT

This REVOLVING EXTENSION AGREEMENT, dated as of July 7, 2011 (this “Extension Agreement”), is entered into by and among CONSOLIDATED COMMUNICATIONS HOLDINGS, INC., a Delaware corporation (“Holdings”), CONSOLIDATED COMMUNICATIONS, INC., an Illinois corporation (the “Borrower”), the Revolving-1 Lenders approving this Extension Agreement (each, an “Accepting Revolving Lender”) pursuant to an authorization (in the form attached hereto as Exhibit A, each a “Lender Authorization”) and WELLS FARGO BANK, NATIONAL ASSOCIATION (successor by merger to Wachovia Bank, National Association), as administrative agent (in such capacity, the “Administrative Agent”).

RECITALS

WHEREAS, Holdings, the Borrower, the Lenders party thereto and the Administrative Agent entered into that certain Credit Agreement dated as of December 31, 2007 (the “Original Credit Agreement”), as amended pursuant to that certain Amendment Agreement dated as of June 8, 2011 (as so amended, and as further amended, restated, supplemented or otherwise modified from time to time, the “Restated Credit Agreement”);

WHEREAS, the Borrower has requested that the Restated Credit Agreement be amended to, among other things, make certain amendments affecting the existing Revolving-1 Loans (the “Existing Non-Extended Revolving Loans”) and existing Revolving-1 Commitments (the “Existing Non-Extended Revolving Commitments”) as more specifically set forth herein and convert the Existing Non-Extended Revolving Loans into the Revolving-2 Loans to be made under the Restated Credit Agreement and convert the Existing Non-Extended Commitments into Revolving-2 Commitments under the Restated Credit Agreement, in each case  in the manner set forth herein and in the Restated Credit Agreement;

WHEREAS, each existing Revolving Lender with outstanding Existing Non-Extended Revolving Loans and Existing Non-Extended Revolving Commitments immediately prior to the Effective Date (as defined below) (each, an “Extending Revolving  Lender”) that executes and delivers a Lender Authorization specifically consenting to be an “Extending Revolving Lender” in accordance with the provisions of Section 2  hereof will be deemed upon the Effective Date to have agreed to the terms of this Extension Agreement and be deemed to have a Revolving-2 Commitment as set forth on Schedule A hereto; and

WHEREAS, the Extending Revolving Lenders are willing to (a) convert all of their Existing Non-Extended Revolving Loans into Revolving-2 Loans and (b) convert all of their Existing Non-Extended Revolving Commitments into Revolving-2 Commitments as set forth on Schedule A hereto, in each case, on the terms and subject to the conditions of this Extension Agreement.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                       Defined Terms.  Except as expressly provided herein, all capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Restated Credit Agreement.

2.                                       Procedure for Conversion and Allocation of Existing Revolving Commitments and Existing Revolving Loans.  Each Extending Revolving Lender by its execution of its respective Lender Authorization, agrees to convert and continue all of its Existing Non-Extended Revolving Commitments

and outstanding Existing Non-Extended Revolving Loans as Revolving-2 Commitments and Revolving-2 Loans and shall be deemed to have made Revolving-2 Loans and have Revolving-2 Commitments (and have all the rights, benefits and obligations associated therewith as set forth in the Restated Credit Agreement) to the extent of such acceptance.

3.                                       Effectiveness of Agreement.  The effectiveness of this Extension Agreement and the obligations of each Extending Revolving Lender to convert its Existing Non-Extended Revolving Commitments into Revolving-2 Commitments and its Existing Non-Extended Revolving Loans into Revolving-2 Loans are subject to the satisfaction of the following conditions (the date on which such conditions are satisfied, the “Effective Date”):

(a)                                  Executed Documents.  The Administrative Agent shall have received counterparts of this Extension Agreement executed by Holdings, the Borrower, each Subsidiary Loan Party, the Administrative Agent (on behalf of itself and the Accepting Revolving Lenders) and executed Lender Authorizations from each Extending Revolving Lender authorizing the Administrative Agent to execute and deliver this Extension Agreement.

(b)                                 Governmental and Third Party Approvals.  The Loan Parties shall have received all material governmental, shareholder and third party consents and approvals necessary (or any other material consents as determined in the reasonable discretion of the Administrative Agent) in connection with the execution, delivery and performance of this Extension Agreement, the Restated Credit Agreement and the other Loan Documents and the transactions contemplated hereby and thereby (including, without limitation, any applicable FCC (as defined in the Collateral Agreement) and PUC (as defined in the Collateral Agreement) approvals).

(c)                                  Extension Fees.  The Borrower shall have paid to the Administrative Agent (or its applicable affiliates), for the account of each Accepting Revolving Lender that executes and delivers a Lender Authorization to the Administrative Agent (or its counsel) on or prior to 5:00 p.m. (Eastern time) on July 7, 2011 (the “Acceptance Deadline”), an aggregate extension fee in an amount equal to 0.500% times the sum of the aggregate Existing Non-Extended Revolving Commitments of all such Accepting Revolving Lenders that are converted to Revolving-2 Commitments pursuant to Section 2 hereof, in each case as reflected on Schedule A.

(d)                                 Costs and Expenses.  The Administrative Agent shall have been paid or reimbursed for its reasonable out of pocket expenses in connection with this Extension Agreement and the transactions contemplated hereby.

(e)                                  Miscellaneous.  The Administrative Agent shall have received such other instruments, documents and certificates as the Administrative Agent shall reasonably request in connection with the execution of this Amendment Agreement.

4.                                       Reaffirmation of Representations and Warranties; No Default.  By its execution hereof,

(a)                                  the Borrower represents and warrants that the representations and warranties contained in each Loan Document (including this Extension Agreement) are true and correct on and as of the date hereof, other than any such representations or warranties that, by their express terms, refer to an earlier date, in which case they shall have been true and correct on and as of such earlier date and that no Default or Event of Default has occurred and is continuing as of the Effective Date; and

(b)                                 each Loan Party hereby certifies, represents and warrants to the Administrative Agent and the Lenders that:

(i)                                     it has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Extension Agreement and each of the other documents executed in connection herewith to which it is a party in accordance with their respective terms and the transactions contemplated hereby; and

(ii)                                  this Extension Agreement and each other document executed in connection herewith has been duly executed and delivered by the duly authorized officers of such Loan Party, and each such document constitutes the legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

5.                                       Reaffirmation of Guaranty.  Each of Holdings and each Subsidiary Loan Party (a) acknowledges and consents to all of the terms and conditions of this Extension Agreement, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Extension Agreement and all documents executed in connection herewith do not operate to reduce or discharge such Person’s obligations under the Loan Documents.

6.                                       Reaffirmation of Security Interests.  Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Extension Agreement shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

7.                                       Effect of Amendment.

(a)                                  Except as expressly set forth herein, this Extension Agreement shall not by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Restated Credit Agreement or any other Loan Document.  Nothing herein shall be deemed to entitle the Borrower or any other person to a future consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Restated Credit Agreement or any other Loan Document in similar or different circumstances.  On and after the Effective Date, each reference in any Loan Document to this “Agreement”, the “Credit Agreement”, “hereunder”, “thereunder”, “hereof”, “thereof”, “herein”, “therein” or words of like import referring to the Restated Credit Agreement shall mean the Restated Credit Agreement as modified by this Extension Agreement.

(b)                                 This document shall constitute a “Loan Document” for all purposes of the Restated Credit Agreement and shall be administrated and construed pursuant to the terms of the Restated Credit Agreement.

8.                                       Successors and Assigns.  This Extension Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto, provided that such assignment is permitted by the Restated Credit Agreement.

9.                                       Counterparts.  This Extension Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery by telecopier or electronic mail of an executed counterpart of a signature page to this Extension Agreement shall be effective as delivery of an original executed counterpart of this Extension Agreement.

10.                                 Severability.  Any provision of this Extension Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

11.                                 Governing Law.  This Extension Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

12.                                 Headings.  The headings of this Extension Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Extension Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	CONSOLIDATED COMMUNICATIONS, INC.

	By:	/s/ Steven L. Childers
	Name:	Steven L. Childers
	Title:	Chief Financial Officer

[Signature Pages Continue]

[Extension Agreement — Consolidated Communications]

GUARANTORS:	CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.

	By:	/s/ Steven L. Childers
	Name:	Steven L. Childers
	Title:	Chief Financial Officer

CONSOLIDATED COMMUNICATIONS ENTERPRISE SERVICES, INC.

	By:	/s/ Steven L. Childers
	Name:	Steven L. Childers
	Title:	Chief Financial Officer

CONSOLIDATED COMMUNICATIONS SERVICES COMPANY

	By:	/s/ Steven L. Childers
	Name:	Steven L. Childers
	Title:	Chief Financial Officer

CONSOLIDATED COMMUNICATIONS OF FORT BEND COMPANY

	By:	/s/ Steven L. Childers
	Name:	Steven L. Childers
	Title:	Chief Financial Officer

CONSOLIDATED COMMUNICATIONS OF TEXAS COMPANY

	By:	/s/ Steven L. Childers
	Name:	Steven L. Childers
	Title:	Chief Financial Officer

CONSOLIDATED COMMUNICATIONS OF PENNSYLVANIA COMPANY, LLC

	By:	/s/ Steven L. Childers
	Name:	Steven L. Childers
	Title:	Chief Financial Officer

[Signature Pages Continue]

[Extension Agreement — Consolidated Communications]

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent on behalf of itself and each Accepting Revolving Lender

	By:	/s/ Daniel R. Van Aken
	Name:	Daniel R. Van Aken
	Title:	Director

[Extension Agreement — Consolidated Communications]

Exhibit A

Lender Authorization

(See Attached)

Schedule A

Revolving Lenders and Commitments

Revolving Lender	Revolving-1 Commitment	Revolving-2 Commitment

Wells Fargo Bank, National Association	$0.00	$24,602,586.29

CoBank ACB	$0.00	$6,277,778.00

Raymond James Bank, FSB	$0.00	$2,469,136.00

The Royal Bank of Scotland plc	$0.00	$10,000,000.00

Morgan Stanley Bank, N.A.	$0.00	$5,000,000

Halcyon Loan Investors CLO I, LTD.	$0.00	$1,650,499.71